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                                                                   EXHIBIT 10.17

                                             March 26, 2004

Smithway Motor Xpress, Inc.
2031 Quail Avenue
Fort Dodge, Iowa 50501

And

East West Motor Express, Inc.
1170 JB Drive
Black Hawk, South Dakota 57718

RE:      TENTH AMENDMENT TO AMENDED AND RESTATED LOAN AND
         SECURITY AGREEMENT

Gentlemen:

         SMITHWAY MOTOR XPRESS, INC., an Iowa corporation ("SMITHWAY INC.") and EAST WEST MOTOR EXPRESS, INC., a South Dakota corporation ("EAST WEST") (Smithway Inc. and East West each a "BORROWER" and collectively the "BORROWERS") and LASALLE BANK NATIONAL ASSOCIATION, a national banking association ("LENDER") have entered into that certain Amended and Restated Loan and Security Agreement dated December 28, 2001 (the "SECURITY AGREEMENT"). From time to time thereafter, Borrowers and Lender may have executed various amendments (each an "AMENDMENT" and collectively the "AMENDMENTS") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "AGREEMENT"). Borrowers and Lender now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

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Smithway Motor Xpress, Inc.
March 26,2004
Page 2

         1.       The Agreement hereby is amended as follows:

         (A) Subparagraph 4(b)(iv) of the Agreement is deleted in its entirety and the following is substituted in its place:

                  (IV) AMENDMENT FEE: Borrowers shall pay to Lender an amendment fee of Five Hundred and No/100 Dollars ($500.00), which fee shall be fully earned and payable upon execution of this Amendment.

         (B) Subparagraphs 15(m) and 15(n) of the Agreement are deleted in their entirety and the following are substituted in their place:

                  (M)      CHANGE OF CONTROL.

                           The failure of Smithway Corp. to own and have voting control of at least one hundred percent (100%) of the issued and outstanding capital stock of each Borrower and the failure of Marlys L. Smith to own and have voting control of at least twenty (20) percent of the issued and outstanding voting Class A and Class B common shares of Smithway Corp.

                  (N)      CHANGE OF MANAGEMENT.

                           If Larry Owens shall cease to be the President and CEO of Smithway Corp. and President of each Borrower at any time.

         2. This Amendment shall become binding when fully executed by all parties hereto, and shall be effective March 26, 2004.

         3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement hereby is ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.

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Smithway Motor Xpress, Inc.
March 26,2004
Page 3

                                             LASALLE BANK NATIONAL ASSOCIATION

                                             By /s/ John Mostofi

                                             Title Senior Vice President

ACKNOWLEDGED AND AGREED TO this 26th day of March, 2004:

SMITHWAY MOTOR XPRESS, INC.

By /s/ G. Larry Owens
   ---------------------------
     G. LARRY OWENS

Title PRESIDENT & CEO

EAST WEST MOTOR EXPRESS, INC.

By /s/ G. Larry Owens
   ---------------------------
      G. LARRY OWENS

Title PRESIDENT & CEO

Consented and agreed to by the following guarantor(s) of the obligations of SMITHWAY MOTOR XPRESS, INC. and EAST WEST MOTOR EXPRESS, INC. to LASALLE BANK NATIONAL ASSOCIATION.

SMSD ACQUISITION CORP.

By /s/ G. Larry Owens
   ---------------------------
     G. LARRY OWENS

Title: PRESIDENT & CEO

Date: MARCH 26, 2004

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Smithway Motor Xpress, Inc.
March 26,2004
Page 4

SMITHWAY MOTOR XPRESS CORP.

By /s/ G. Larry Owens
   -----------------------------------------
      G. LARRY OWENS

Title: PRESIDENT & CEO

Date: MARCH 26, 2004
M1:1101422.02